                                                           EXHIBIT 10.2


                       MARK IV INDUSTRIES, INC.
                   1996 INCENTIVE STOCK OPTION PLAN
                   _________________________________

                    First Amendment And Restatement
                   ________________________________


Recitals:

     On April 25, 1996, Mark IV Industries, Inc., a Delaware corporation with offices at One Towne Centre, 501 John James Audubon Parkway, Amherst, New York (the "Company") adopted a stock option plan which was intended to enable the Company to grant incentive stock options (within the meaning of Section 422 of the Internal Revenue Code) to officers and other key employees of the Company and its subsidiaries. This stock option plan, known as "The Mark IV Industries, Inc. 1996 Incentive Stock Option Plan" (hereinafter the "Plan") was approved by the stockholders of the Company on July 29, 1996.

     On May 30, 1996, the United States Securities and Exchange Commission promulgated new rules under Section 16 of the Securities and Exchange Act of 1934 as amended. As a result of these new rules, the Plan is no longer required to prohibit transfers of options which have been granted under the terms of the Plan in order for the grant of options under the Plan to be exempt from the prohibition against short swing trading profits contained in
Section 16 of the Securities and Exchange Act of 1934 as amended.

     The Company now desires to amend and restate the provisions of the Plan to permit Executive Officers of the Company to transfer options they have been granted under the terms of the Plan to the extent that such options are not "qualified" incentive stock options and to make certain other technical changes to the terms of the Plan.

                            Consideration:

     NOW, THEREFORE, in consideration of the foregoing, the Company hereby adopts the following as the First Amendment and Restatement of the Plan effective as of July 29, 1996:

     1.    Purpose of Plan; Current Status of the Plan.

     The Mark IV Industries, Inc., 1996 Incentive Stock Option Plan (hereinafter called the "Plan") is intended to provide officers and other key employees of Mark IV Industries, Inc., a Delaware corporation (hereinafter called the "Company") and officers and other key employees of each Subsidiary of the Company as that term is defined in Section 3 below (hereinafter individually referred to as a "Subsidiary" and collectively as "Subsidiaries") with an additional incentive for them to promote the success of the business, to increase their proprietary interest in the success of the Company and its Subsidiaries, and to encourage them to remain in the employ of the Company or its Subsidiaries. The above aims will be effectuated through the granting of certain stock options, as herein provided, which are intended to qualify as Incentive Stock Options (hereinafter called "ISOs") under Section 422 of the Internal Revenue Code of 1986, as the same has been and shall be amended (hereinafter called the "Code").

     2.    Administration

     The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (hereinafter called the "Committee") composed of not less than two (2) directors of the Company. The Committee is authorized to adopt such rules and regulations for the administration of the Plan and the conduct of its business as may seem to it proper.

     Any action taken or interpretation by the Committee under any provision of the Plan or any option granted hereunder shall be in accordance with the provisions of the Code, and the regulations and rulings issued thereunder as such may be amended, promulgated, issued, renumbered or continued from time to time hereafter in order that the options granted hereunder shall, to the fullest extent possible, constitute "incentive stock options" within the meaning of the Code. All action taken pursuant to this Plan shall be lawful and with a view to obtaining for the Company and the option holder the maximum advantages under the law as then obtaining, and in the event that any dispute shall arise as to any action taken or interpretation by the Committee under any provision of the Plan, then all doubts shall be resolved in favor of such having been done in accordance with the said Code and such revenue laws, amendments, regulations, rulings and provisions as may then be applicable.
Any action taken or interpretation by the Committee under any provision of the Plan shall be final. No member of the Committee shall be liable for any action, determination or interpretation under any provision of the Plan or otherwise if done in good faith.

     3.    Participation

           The Committee shall determine which of the employees of the Company and its Subsidiaries will receive options under the terms of this Plan from among officers and other key employees of the Company and its Subsidiaries (including, subject to the provisions of Section 422(c)(5) of the Code, officers or other key employees possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company). Those individuals to whom options are granted under the terms of this Plan are sometimes hereinafter referred to as "Optionees". The Committee shall determine the terms and provisions of the options granted hereunder (which need not be identical), the time or times at which options shall be granted and the number of shares of common stock of the Company (sometimes hereinafter referred to as "Common Stock") (or such number of shares of stock in which the Common Stock may at any time hereafter be constituted), for which options are granted. Notwithstanding the foregoing, in no event shall the Committee grant any options to the Company's Chief Executive Officer, any of the four
(4) most highly compensated officers, or any other employee of the Company if the aggregate number of shares of Common Stock which can be purchased by any such individual through the exercise of all options granted to him or her under the Plan exceeds 300,000 shares of Common Stock, adjusted as provided for in Section 5 hereof. For purposes of this Plan, the term "Subsidiary" shall mean any corporation which satisfies the definition of a "subsidiary corporation" as contained in Section 424(f) of the Code and the term "Subsidiaries" shall mean all corporations which satisfy the definition of a "subsidiary corporation" as contained in Section 424(f) of the Code when, in each case, for purposes of applying such definition, the "employer corporation" is deemed to mean the Company.

           In selecting Optionees and in determining the number of shares for which options are granted, the Committee may weigh and consider the following factors: the office or position of the Optionee and his/her degree of responsibility for the growth and success of the Company, length of service, remuneration, promotions and potential. The foregoing factors shall not be considered to be exclusive or obligatory upon the Committee, and the Committee may properly consider any other factors which to it seems appropriate.

           An Optionee who has been granted an option under the Plan may be granted additional options under the Plan if the Committee shall so determine.

           In no event shall any options be granted under this Plan at any time after the termination date set forth at the end of this Plan.

     4.    Shares Subject to the Plan

           Subject to adjustment as provided in Section 5 of this Plan, the aggregate number of reserved shares of Common Stock for which options may be granted hereunder shall not exceed three million (3,000,000) shares, determined as of April 24, 1996, (the effective date of this Plan); provided, however, that as to shares subject to options which expire or terminate pursuant to the provisions of this Plan without having been exercised in full, such shares shall be considered to be available again for placement under options granted thereafter under the Plan. Shares issued pursuant to the exercise of incentive stock options granted under the Plan shall be fully paid and non-assessable.

     5.    Anti-Dilution Provisions

           The aggregate number of shares and the class of shares as to which options may be granted under the Plan, the number and class of shares subject to each outstanding option, the price per share thereof (but not the total price), and the number of shares as to which an option may be exercised at any one time, shall all be adjusted proportionately in the event of any change, increase or decrease in the outstanding shares of Common Stock or any change in classification of the Company's Common Stock without receipt of consideration by the Company which results either from a split-up, reverse split or consolidation of shares, payment of a stock dividend, recapitalization, reclassification or other like capital adjustment so that upon exercise of the option, the Optionee shall receive the number and class of shares that he would have received had he been the holder of the number of shares of Common Stock for which the option is being exercised immediately preceding such change, increase or decrease in the outstanding shares of Common Stock of the Company. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company, and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code.

           Anything in this Section 5 to the contrary notwithstanding, no fractional shares or scrip representative of fractional shares shall be issued upon the exercise of any option. Any fractional share interest resulting from any change, increase or decrease in the outstanding shares of Common Stock of the Company or resulting from any reorganization, merger, or consolidation for which adjustment is provided in this Section 5 shall disappear and be absorbed into the next lowest number of whole shares, and the Company shall not be liable for any payment for such fractional share interest to the Optionee upon his exercise of the option.

     6.    Option Price

           The purchase price for each share of Common Stock which may be acquired upon the exercise of each option issued under the Plan shall be determined by the Committee at the time the option is granted, but in no event shall such purchase price be less than one hundred percent (100%) of the fair market value of the Company's Common Stock on the date of grant. If the Common Stock of the Company is listed upon an established stock exchange or exchanges on the day the option is granted, such fair market value shall be deemed to be the highest closing price of the Common Stock of the Company on such stock exchange or exchanges on the day the option is granted, or if no sale of the Company's Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock.

     7.    Option Exercise Periods

           a. The time within which any option granted hereunder may be exercised shall be, by its terms, not earlier than one (1) year from the date such option is granted and not later than ten (10) years from the date such option is granted. Except as otherwise provided for herein, the Optionee must remain in the continuous employment of the Company or any of its Subsidiaries from the date of the grant of the option to and including the date of exercise of option in order to be entitled to exercise his option. Options granted hereunder shall be exercisable in such installments and at such dates as the Committee may specify. Unless the Committee shall specify otherwise, the right of each Optionee to exercise his option to purchase the number of shares to which his option initially related shall accrue on a cumulative basis as follows:

                (i). the Optionee shall have the right to purchase one-fourth (1/4) of the total number of shares of Common Stock which can be purchased pursuant to the option (subject to adjustment as provided in Section 5 hereof) at the end of the one (1) year period following the date the option is granted;

                (ii). the Optionee shall have the right to purchase an additional one-fourth (1/4) of the total number of shares of Common Stock which can be purchased pursuant to the option (subject to adjustment as provided in Section 5 hereof) at the end of the two (2) year period following the date the option is granted;

                (iii). the Optionee shall have the right to purchase an additional one-fourth (1/4) of the total number of shares of Common Stock which can be purchased pursuant to the option (subject to adjustment as provided in Section 5 hereof) at the end of the three (3) year period following the date the option is granted;

                (iv). the Optionee shall have the right to purchase the remaining one-fourth (1/4) of the total number of shares of Common Stock which can be purchased pursuant to the option (subject to adjustment as provided in Section 5 hereof) at the end of the four (4) year period following the date the option is granted.

           Continuous employment shall not be deemed to be interrupted by transfers between the Subsidiaries or between the Company and any Subsidiary, whether or not elected by termination from any Subsidiary and re-employment by any other Subsidiary or the Company. Time of employment with the Company shall be considered to be one employment for the purposes of this Plan, provided there is no intervening employment by a third party or no interval between employments which, in the opinion of the Committee, is deemed to break continuity of service. The Committee shall, at its discretion, determine the effect of approved leaves of absence and all other matters having to do with "continuous employment". Where an Optionee dies while employed by the Company or any of its Subsidiaries, his options may be exercised following his death in accordance with the provisions of Section 10 below.

           b. Notwithstanding the foregoing provisions of Section 7(a), in the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, or in the event a Change of Control (as hereinafter defined) of the Company shall occur, all unexercised options granted hereunder shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of execution of such agreement and ending as of the earlier of (i) ten (10) years from the date such option was granted, or (ii) ninety (90) days following the date on which a Change in Control occurs or the disposition of assets or stock contemplated by this sentence is consummated. In addition, in the event that substantially all the stock of any Subsidiary by whom an Optionee is employed is sold or otherwise disposed of by merger, consolidation, reorganization, liquidation or otherwise, or in the event that substantially all the assets of any division of the Company or any division of any Subsidiary by whom the Optionee is employed are sold or disposed of by means of a sale, merger, consolidation, reorganization, liquidation or otherwise and, in connection with any such asset sale, the Optionee's employment with the Company or the Subsidiary (as the case may be) is terminated, the options of an Optionee employed by such a division or Subsidiary shall, unless the Optionee remains in the employ of the Company or any Subsidiary of the Company immediately following any such sale or other disposition of stock or assets, become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of execution of the agreement providing for such sale or other disposition and ending as of the earlier of (x) ten (10) years from the date such option was granted and (y) ninety (90) days following the date on which the disposition of the assets or stock contemplated by this sentence is consummated. Ninety (90) days following the consummation of any disposition of assets or stock referred to in the preceding sentence, any unexercised options issued hereunder which have become exercisable pursuant to this paragraph (or any unexercised portion thereof) shall terminate and cease to be effective. In addition, if any disposition of assets or stock referred to in this paragraph occurs with respect to substantially all the assets or stock of the Company or if a Change in Control occurs, ninety (90) days following such disposition of assets or stock or Change in Control, this Plan and any unexercised options issued hereunder which have become exercisable pursuant to this paragraph (or any unexercised portion thereof) shall terminate and cease to be effective, unless provision is made in connection with such transaction for assumption of options previously granted or the substitution for such options of new options covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices.

           c. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if:

                (i). any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act) of more than thirty percent (30%) of the then outstanding voting stock of the Company, otherwise than through a transaction arranged by, or consummated with the prior approval of its Board of Directors; or

                (ii). during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (and any new director whose election to the Board of Directors or whose nomination for election by the Company's shareholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) (hereinafter referred to as the "Continuing Directors") cease for any reason to constitute a majority thereof; or

                (iii). the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (provided, however, that if prior to the merger or consolidation, the Board of Directors of the Company adopts a resolution that is approved by a majority of the Continuing Directors providing that such merger or consolidation shall not constitute a "change in control" for purposes of the Plan, then such a merger or consolidation shall not constitute a "change in control"); or

                (iv). the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the assets of the Company.

<pae>37


           d.   Any change or adjustment made pursuant to the terms of this
Section 7 shall be made in such a manner so as not to constitute a "modification" as defined in Section 424 of the Code, and so as not to cause any incentive stock option issued under this Plan to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code. Notwithstanding the foregoing, in the event that any such agreement shall be terminated without consummating the disposition of said stock or assets, any unexercised unaccrued portion of any option that had become exercisable solely by reason of the provisions of this paragraph shall again become unaccrued and unexercisable as of said termination of such agreement; subject, however, to such portion of such option accruing pursuant to the normal accrual schedule provided in the terms under which such option was granted. Any exercise of any portion of any option prior to said termination of said agreement shall remain effective despite the fact that such portion became exercisable solely by reason of the Company or its shareholders entering into said agreement to dispose of the stock or assets of the Company or the stock or assets of any Subsidiary of the Company, any division of the Company or any division of any Subsidiary of the Company.

     8.    Exercise of Option

           Options shall be exercised as follows:

           a. Notice and Payment. Each option, or any installment thereof, shall be exercised, whether in whole or in part, by giving written notice to the Company at its principal office, (the "Exercise Notice") that the Optionee intends to exercise all or part of any option he has been granted and by paying to the Company the purchase price for the number of shares of Common Stock of the Company which the Optionee desires to purchase at the price per share (as adjusted) set forth in the option which the Optionee desires to exercise.

           b. The Exercise Notice: (i) shall state the identity of the options being exercised (by reference to the date of the grant of the option);
(ii) shall state the number of shares to be purchased and the purchase price to be paid; and (iii) shall contain representations on behalf of the Optionee that he acknowledges that the Company is selling the shares being acquired by him under a claim of exemption from registration under the Securities Act of 1933 as amended (hereinafter referred to as the "Act"), as a transaction not involving any public offering; that he represents and warrants that he is acquiring such shares with a view to "investment" and not with a view to distribution or resale; and that he agrees not to transfer, encumber or dispose of the shares unless: (A) a registration statement with respect to the shares shall be effective under the Act, together with proof satisfactory to the Company that there has been compliance with applicable state law; or
(B) the Company shall have received an opinion of counsel in form and content satisfactory to the Company to the effect that the transfer qualifies under Rule 144 or some other disclosure exemption from registration and that no violation of the Act or applicable state laws will be involved in such transfer, and/or such other documentation in connection therewith as the Company's counsel may in its sole discretion require.

           c. Payment of the purchase price for shares of Common Stock to be acquired in connection with the exercise of any options granted under this Plan shall be made: (i) by delivery to the Company of cash or a certified or bank check payable to the order of the Company in an amount equal to the portion of the purchase price which is payable in connection with the exercise of such option; (ii) by delivery to the Company of previously acquired shares of the Company's Common Stock having an aggregate fair market value equal to the portion of the purchase price which is payable in connection with the exercise of such option, provided that such previously acquired shares of Common Stock have been held by the Optionee for at least six (6) months or such other period of time as may be required by the Committee at the time such shares are delivered to the Company in connection with the Optionee's exercise of his/her option hereunder; or (iii) by the Company's retention of a portion of the shares of the Company's Common Stock to be issued in connection with the exercise of such option, which shares of Common Stock have an aggregate fair market value equal to the total exercise price payable for that number of shares of the Company's Common Stock (including retained shares) which is to be issued upon the exercise by the optionee of the number of options identified by the optionee in the exercise notice. If shares of the Company's Common Stock are delivered (or retained by the Company) as payment of the purchase price for shares of Common Stock to be acquired in connection with the exercise of options granted hereunder, the shares of Common Stock which are delivered (or retained by the Company) in payment of such purchase price shall be equal to the fair market value (determined in accordance with the principles set forth in Section 6 hereof) of the Common Stock on the day immediately preceding the day on which such Common Stock is delivered (or retained by the Company) in payment of the purchase price for shares of Common Stock to be acquired in connection with the exercise of options granted hereunder.

           d. Issuance of Certificates. Certificates representing the shares purchased by the Optionee shall be issued as soon as practicable after the Optionee has complied with the provisions of Section 8(a) hereof.

           e. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to the shares purchased until the date of the issuance to him of a Certificate representing such shares.

     9.    Assignment of Option

           a. Subject to the provisions of Sections 9(b) and 10 hereof, options granted under this Plan may not be assigned voluntarily or involuntarily or by operation of law. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any incentive stock option, or any right thereunder, contrary to the provisions hereof shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

           b. Notwithstanding anything to the contrary contained in the terms of the Plan as in effect at any time prior to the date hereof and notwithstanding anything to the contrary contained in the terms of any statement, letter or other document or agreement setting forth the terms and conditions of any options previously issued pursuant to the terms of this Plan, any and all Non-Qualified Options (as defined in Section 13 hereof) previously issued to any officer of the Company (as defined in Rule 16a-l(f) issued under the Securities and Exchange Act of 1934 (hereinafter an "Executive Officer")) pursuant to the terms of the Plan and, subject to the approval of the Committee, any Non-Qualified Options which may be granted or issued to any Executive Officer of the Company at any time in the future pursuant to the terms of the Plan shall be transferable by the Executive Officer to whom such Non-Qualified Options have been or are granted to: (a) the spouse, children or grandchildren of the Executive Officer (hereinafter "Immediate Family Members"); (b) a trust or trusts for the exclusive benefit of such Immediate Family Members: (c) a partnership or limited liability company in which such Immediate Family Members are the only partners or members; or (d) a private foundation established by the Executive Officer; provided that (x) there may be no consideration for any such transfer; (y) in the case of Non-Qualified Options which may be granted in the future, the statement, letter or other document or agreement setting forth the terms and conditions of any such Non-Qualified Options must be approved by the Committee and must expressly provide for and limit the transferability of such Non-Qualified Options to transfers which are permitted by the foregoing provisions of this Section 9(b); and (z) any subsequent transfer of transferred Non-Qualified Options shall, except for transfers occurring as a result of the death of the transferee as contemplated by Section 10(e), be prohibited. Following the transfer of any Non-Qualified Options as permitted by the foregoing provisions of this Section 9(b), any such transferred Non-Qualified Options shall continue to be subject to the same terms and conditions applicable to such Non-Qualified Options immediately prior to the transfer; provided that, for purposes of this Plan, the term "Optionee" shall be deemed to refer to the transfer. Notwithstanding the foregoing, the events of termination of employment of Section 10 hereof shall continue to be applied with respect to the original Optionee for the purpose of determining whether or not the Non-Qualified Options shall be exercisable by the transferee and, upon termination of the original Optionee's employment, the Non-Qualified Options shall be exercisable by the transferee only to the extent and for the periods specified in Section 10 below.

     10.   Effect of Termination of Employment, Death or Disability


           a. In the event of the termination of employment of an Optionee during the two (2) year period after the date of issuance of an option to him either by reason of (i) a discharge for cause, or (ii) voluntary separation on the part of the Optionee and without consent of the Company or the Subsidiary for whom the Optionee was employed, any option or options theretofore granted to him under this Plan, to the extent not theretofore exercised by him, shall forthwith terminate.

           b. In the event of the termination of employment of an Optionee (otherwise than by reason of death or retirement of the Optionee at his Retirement Date) by the Company or by any of the Subsidiaries employing the Optionee at such time, any option or options granted to him under the Plan to the extent not theretofore exercised shall be deemed canceled and terminated forthwith, except that, subject to the provisions of subparagraph (a) of this Section, such Optionee may exercise any options theretofore granted to him, which have not then expired and which are otherwise exercisable within the provisions of Section 7 hereof, within three (3) months after such termination. If the employment of an Optionee shall be terminated by reason of the Optionee's retirement at his Retirement Date from the Company or from any of the Subsidiaries employing the Optionee at such time, the Optionee shall have the right to exercise such option or options held by him to the extent that such options have not expired, at any time within three (3) months after such retirement. The provisions of Section 7 to the contrary notwithstanding, upon retirement, all options held by an Optionee shall be immediately exercisable in full. The transfer of an Optionee from the employ of the Company to a Subsidiary of the Company or vice versa, or from one Subsidiary of the Company to another, shall not be deemed to constitute a termination of employment for purposes of this Plan.

           c. In the event that an Optionee shall die while employed by the Company or by any of the Subsidiaries or shall die within three (3) months after retirement on his Retirement Date (from the Company or any Subsidiary), any option or options granted to him under this Plan and not theretofore exercised by him or expired shall be exercisable by the estate of the Optionee or by any person who acquired such option by bequest or inheritance from the Optionee in full, notwithstanding Section 7, at any time within one (1) year after the death of the Optionee. References hereinabove to the Optionee shall be deemed to include any person entitled to exercise the option after the death of the Optionee under the terms of this Section.

           d. In the event of the termination of employment of an Optionee by reason of the Optionees' disability, the Optionee shall have the right, notwithstanding the provisions of Section 7 hereof, to exercise all options held by him, to the extent that options have not previously expired or been exercised, at any time within one (1) year after such termination. The term "disability" shall, for the purposes of this Plan, be defined in the same manner as such term is defined in Section 105(d)(4) of the Internal Revenue Code of 1986.

           e. For the purposes of this Plan, "Retirement Date" shall mean with respect to an Optionee, the date the Optionee actually retires from his employment with the company or, if applicable, the Subsidiary by whom he is employed; provided that such date occurs on or after the date the Optionee is otherwise entitled to retire under the terms of the company's retirement plan or, if applicable, the retirement plan of the Subsidiary by whom the Optionee is employed.

     11.   Amendment and Termination of the Plan

           The Board of Directors of the Company may at any time suspend, amend or terminate the Plan; provided, however, that except as permitted in
Section 12 hereof, no amendment or modification of the Plan which would:

           a. increase the maximum aggregate number of shares as to which options may be granted hereunder (except as contemplated in Section 5); or

           b. reduce the option price or change the method of determining the option price; or

           c. increase the time for exercise of options to be granted or those which are outstanding beyond the terms of ten (10) years; or

           d. change the designation of the employees or class of employees eligible to receive options under this Plan, may be adopted unless with the approval of the holders of a majority of the outstanding shares of Common Stock represented at a shareholders' meeting of the Company, or with the written consent of the holders of a majority of the outstanding shares of Common Stock. No amendment, suspension or termination of the Plan may, without the consent of the holder of the option, terminate his option or adversely affect his rights in any material respect.

     12.   Incentive Stock Options Power to Establish Other Provisions.

           It is intended that the Plan shall conform to and (except as otherwise expressly set forth herein) each option shall qualify and be subject to exercise only to the extent that it does qualify as an "incentive stock option" as defined in Section 422 of the Code and as such section may be amended from time to time or be accorded similar tax treatment to that accorded to an incentive stock option by virtue of any new Revenue Laws of the United States. The Board of Directors may make any amendment to the Plan which shall be required so to conform the Plan. Subject to the provisions of the Code, the Committee shall have the power to include such other terms and provisions in options granted under this Plan as the Committee shall deem advisable.

     The grant of any options pursuant to the terms of this Plan which do not qualify as "incentive stock options" (as defined in Section 422 of the Code) as a result of the application of the $100,000 annual limitation contained in
Section 13 hereof is hereby approved provided that the maximum number of shares of common Stock of the Company which can be issued pursuant to the terms of this Plan (as provided for in Section 4 hereof) is not exceeded by the grant of any such options and, to the extent that any options previously granted pursuant to the terms of this Plan were not "incentive stock options" within the meaning of Section 422 of the Code, the grant of such options is hereby ratified, approved and confirmed.

     13.   Maximum Annual Value of Options Exercisable.

     Notwithstanding any provisions of this Plan to the contrary if: (a) the sum of: (i) the fair market value (determined as of the date of the grant) of all options granted to an Optionee under the terms of this Plan which become exercisable for the first time in any one calendar year; and (ii) the fair market value (determined as of the date of the grant) of all options previously granted to such Optionee under the terms of this Plan or any other incentive stock option plan of the Company or its subsidiaries which also become exercisable for the first time in such calendar year; exceeds (b) $100,000; then, (c) those options shall continue to be binding upon the Company in accordance with their terms but, to the extent that the aggregate fair market of all such options which become exercisable for the first time in any one calendar year (determined as of the date of the grant) exceeds $100,000, such options (referred to, for purposes of this Plan, as "Non-Qualified Options") shall not be deemed to be incentive stock options as defined in Section 422 (b) of the Code. For purposes of the foregoing, the determination of which options shall be recharacterized as not being incentive stock options issued under the terms of this Plan shall be made in inverse order of their grant dates and, accordingly, the last options received by the Optionee shall be the first options to be recharacterized as not being incentive stock options granted pursuant to the terms of the Plan.


     14.   General Provisions

           a. No incentive stock option shall be construed as limiting any right which the Company or any parent or subsidiary of the Company may have to terminate at any time, with or without cause, the employment of an Optionee.

           b. The Section headings used in this Plan are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the construction or interpretation of any of the provisions hereof.

           c. The masculine, feminine or neuter gender and the singular or plural number shall be deemed to include the other whenever the content so indicates or requires.

           d. No options shall be granted under the Plan after ten (10) years from the date the Plan is adopted by the Board of Directors of the Company or approved by the stockholders of the Company, whichever is earlier.

     15.   Effective Date and Duration of the Plan

           The Plan will become effective as of April 24, 1996, assuming, as required by Section 422 of the Code, the Plan is approved by the Shareholders of the Company at the 1996 Annual Meeting. The Plan will terminate on April 23, 2006 provided however, that the termination of the Plan shall not be deemed to modify, amend or otherwise affect the term of any options outstanding on the date the Plan terminates.

           IN WITNESS WHEREOF, the undersigned has executed this First Amendment and Restatement of the Mark IV Industries, Inc. 1996 Incentive Stock Option Plan for and on behalf of Mark IV Industries, Inc. this 29th day of July, 1996.


                                             MARK IV INDUSTRIES, INC.

                                             By: /s/Richard L. Grenolds
                                                -----------------------
                                                Richard L. Grenolds
                                                 Vice President and
                                                  Chief Accounting Officer